EXHIBIT 10.2


         EIGHTH AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT is entered into as of November 29, 1994, between LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "Company"), the banks listed on the signature pages below ("Lenders"), BANK ONE, TEXAS, N.A., as Administrative Agent (in that capacity "Administrative Agent"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Syndication Agent (together with Administrative Agent, "Agents").

     The Company, Lenders, and Agents have entered into the Restated Loan and Security Agreement (as amended through the date of this amendment and as further renewed, extended, amended, and restated, the "Loan Agreement") dated as of July 8, 1993, providing for loans to the Company on a revolving basis. The Company has requested amendments to the Loan Agreement in order to extend the Termination Date, update certain provisions to further confirm that Syndication Agent no longer has a swing commitment, modify certain financial covenants, and change several addresses. Accordingly, for adequate and sufficient consideration, the parties agree as follows:

     1.   Certain Definitions.  Unless otherwise specified in this amendment
(a) all terms defined in the Loan Agreement have the same meanings when used in this amendment and (b) all references to "Sections" and "Schedules" are references to the Loan Agreement's sections and schedules.

     2.   Amendments.

          (a) The following definition in Section 1.1 is entirely amended as follows:

               "Termination Date" means the earlier of (a) November 28, 1995, and (b) the date that all Lenders' commitments to lend terminate or are cancelled under this agreement.

          (b)  Section 2.2(c) is entirely amended as follows:

               (c) Swing Borrowings. The following procedures apply to Swing Borrowings:

                    (i) The Company may request a Swing Borrowing by giving to Administrative Agent a Notice of Borrowing for it, which is irrevocable and binding on the Company and must be received by Administrative Agent by at least 11:30 a.m. on the Business Day the Borrowing is requested to be made.

                    (ii) Administrative Agent shall then elect in its sole
               discretion whether to loan any of that Swing Borrowing. If Administrative Agent elects to not fund the Swing Borrowing, it shall so notify the Company in writing by facsimile transmission confirmed by telephone by 1:00 p.m. on the date that Swing Borrowing is requested to be made. To the extent that any portion of a requested Swing Borrowing is not funded,
               (a) the Notice of Borrowing for that Swing Borrowing shall be deemed to be a Notice of Borrowing for a Ratable Borrowing in the amount of that portion, (b) Administrative Agent shall use its best efforts to promptly -- but at least by 2:00 p.m. on that day -- give a copy of the Notice of Borrowing to each Lender, marked by Administrative Agent to indicate that portion of the requested Swing Borrowing that was not made, and (c) each Lender shall make reasonable efforts to pay its Commitment Percentage of that Borrowing to Administrative Agent's principal office in Dallas, Texas, in immediately available funds by 3:00 p.m. on that day but in any event each Lender will comply with Section 2.2(b) with respect to that portion.

                    (iii) If Administrative Agent elects to loan that Swing Borrowing, then Administrative Agent shall deposit the funds into the Note Payment Account by 3:00 p.m. on the date the Borrowing is requested to be made.

          (c)  Section 2.9(a) is entirely amended as follows:

               2.9  Participations Between Lenders.

                    (a) Each Lender irrevocably and unconditionally agrees to purchase and agrees to pay Administrative Agent for, and Administrative Agent irrevocably and unconditionally agrees to sell to that Lender, a ratable participation in the Principal Debt of Swing Borrowings outstanding from time to time; provided that each Lender's purchase of a participation in the Principal Debt of any Swing Borrowing shall be limited so as to exclude that portion of the Principal Debt of that Swing Borrowing that would cause the Principal Debt owed to that Lender to exceed that Lender's Commitment. Upon demand by Administrative Agent, each Lender shall pay to Administrative Agent in immediately available funds, by 2:00 p.m. on the day that the demand is made -- if demand is given before 12:00 noon on any Business Day, or, if made at any other time, on the next Business Day following the date of demand -- that Lender's Commitment Percentage of the Principal Debt of Swing Borrowings outstanding at such time, together with interest at the Federal-Funds Rate (minus 1.25% per annum) from (and including) the day when its payment was due to (but excluding) the Business Day that payment is made prior to 2:00 p.m. or, if made after 2:00 p.m. on any Business Day, the next Business Day following the date of payment.

                         (i) Prior to the time that a Lender pays for its participation in the Principal Debt of Swing Borrowings under clause (a) above, and until that Lender makes the required payment (A) Administrative Agent is deemed to continue to have outstanding a Swing Borrowing in the amount of that Lender's unpaid principal participation obligation for all purposes of this agreement other than those provisions requiring the other Lenders to purchase a participation in that Swing Borrowing, (B) all interest accruing on Swing Borrowings before the funding date of any participation is payable solely to Administrative Agent for its own account, and (C) payments received by Administrative Agent of the Principal Debt of that part of the Swing Borrowing purchased by that Lender shall be retained by Administrative Agent for its own account, shall not constitute trust funds of that Lender held by Administrative Agent, and shall be deemed to proportionately reduce that amount payable by that Lender under clause (a) above. The Company shall make each payment of all or any part of any Swing Borrowing to Administrative Agent for the ratable benefit of Administrative Agent and those Lenders who have funded their participations in Swing Borrowings under clause (a) above. Even after the time that a Lender pays for its participation in the Principal Debt of Swing Borrowings, all subsequent payments of interest that had accrued prior to the time that Lender pays for its participation are paid for the benefit of Administrative Agent. However, Administrative Agent agrees to refund to any Lender late-payment interest it actually paid, if any, under clause (a) above at such time that Administrative Agent actually receives interest from the Company for the same period on the same portion of the Swing Borrowings.

          (d)  Section 7.2(b) is entirely amended as follows:

               Total Liabilities in excess of 700% of the Company's Consolidated Net Worth; or

          (e)  Section 7.2(c) is entirely amended as follows:

               Total Liabilities in excess of 900% of Consolidated Adjusted Tangible Net Worth.

          (f) For purposes of Section 10.4, the addresses and telecopy numbers for the Company and each Agent, respectively, are amended as reflected on the signature pages to this amendment.

          (g) Exhibit E-2 is amended in its entirety -- and all references in the Loan Papers to it are changed to -- the attached Amended Exhibit E-2.

          (h) Schedule 2 to Exhibit F is amended in its entirety -- and all references in the Loan Papers to it are changed to -- the attached Amended Schedule 2 to Exhibit F.

     3. Conditions Precedent. The foregoing is not effective unless (a) Agents receive counterparts of this amendment executed by the Company, by Agents, and all Lenders and (b) Bank receives an officers' certificate executed by Borrower's Secretary or Assistant Secretary, certifying to (i) the resolutions adopted by its directors authorizing the transactions contemplated by this amendment, (ii) incumbency of officers, and (iii) changes in its corporate charter and bylaws since September 14, 1994, if any,
(c) all of the representations and warranties -- in this amendment and in all other Loan Papers are true and correct as of -- as if made on -- the date of this amendment.

     4. Ratifications. This amendment modifies and supersedes all inconsistent terms and provisions of the other Loan Papers. Except as expressly modified and superseded by this amendment, the terms and provisions of the other Loan Papers are ratified and confirmed and continue in full force and effect. The Company, all Lenders, and Agents agree that the Loan Papers, as amended by this amendment, continue to be legal, valid, binding, and enforceable in accordance with their respective terms. The Company ratifies and confirms that all Liens granted to Agents, on behalf of Lenders, were intended to, do, and continue to secure the full payment and performance of the Obligations. The Company shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents as either Agent or any Lender may reasonably request in order to perfect and protect such Liens and preserve and protect the rights of Agents and Lenders in respect of all present and future Collateral.

      5. Representations and Warranties. The Company represents and warrants to Lenders and Agents that (a) this amendment and the other Loan Papers to be delivered under this amendment have been duly authorized, executed, and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this amendment and those other Loan Papers (c) this amendment and those other Loan Papers are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery, and performance by the Company of this amendment and those other Loan Papers do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties in the Loan Agreement, as amended by this amendment, and each other Loan Paper are true and correct in all material respects on and as of the date of this amendment as though made as of the date of this amendment, and (f) as of the date of this amendment, no Default or Potential Default exists.

     6. References. All references in the Loan Papers to the "Loan Agreement" refer to the Loan Agreement as amended by this amendment. Because this amendment is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers in Section 10 are incorporated in this amendment by reference, the same as if included in this amendment verbatim.

     7. Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute one and the same document.

     8. Parties Bound. This amendment binds and inures to the Company, Agents, each Lender, and (subject to Section 10.10) their respective successors and assigns.

     9. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED BY IT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE INTENTIONALLY BLANK.
SIGNATURE PAGE(S) FOLLOW.

     EXECUTED as of the date first stated above.

1600 Viceroy Dr., 8th Floor        LOMAS MORTGAGE USA, INC., as the Company
Dallas, Texas  75235
Attn: Robert E. Byerley, Jr.,
      Executive Vice President and
      Treasurer
Telecopy: 214/879-7018             By  /S/ROBERT E. BYERLEY, JR.
                                       --------------------------------------
                                       Robert E. Byerley, Jr.,
                                       Executive Vice President and Treasurer


Mortgage Finance Group             BANK ONE, TEXAS, N.A.,
1717 Main Street, 4th Floor          as Administrative Agent and a Lender
Dallas, Texas  75201
Attn: Kathleen C. Stewart,
      Vice President
Telecopy: 214/290-2275             By  /S/KATHLEEN C. STEWART
                                       ------------------------------------
                                       Kathleen C. Stewart, Vice President


717 Travis Street - 7-TCB-S56      TEXAS COMMERCE BANK NATIONAL
Houston, Texas  77002                ASSOCIATION, as Syndication Agent
Attn: Carlotta M. Hudler,            and a Lender
      Vice President
Telecopy: 713/216-2082             By  /S/CARLOTTA M. HUDLER
                                       ------------------------------------
                                       Carlotta M. Hudler, Vice President


First Bank Place, 2nd Floor MPFP0801   FIRST BANK NATIONAL ASSOCIATION,
601 Second Avenue South              as a Lender
Minneapolis, Minnesota  55402-4302
Attn: Kathlyn K. Slater,
      Vice President
Telecopy: 612/973-0826             By  /S/KATHLYN K. SLATER
                                       ------------------------------------
                                       Kathlyn K. Slater, Vice President


8333 Douglas Avenue                GUARANTY FEDERAL BANK, F.S.B.,
Dallas, Texas  75255                 as a Lender
Attn: Abbie Y. Tidmore,
      Vice President
Telecopy: 214/360-1660             By  /S/ABBIE Y. TIDMORE
                                       ------------------------------------
                                       Abbie Y. Tidmore, Vice President

                            AMENDED EXHIBIT E-2

                 Aggregate Collateral Value Determination


TO:     Lomas Mortgage USA, Inc. and Texas Commerce Bank National Association
FROM:   Bank One, Texas, N.A.
AS OF DATE:
               ------------------------------
DATE PREPARED:
               ------------------------------


I.   COLLATERAL VALUE OF ELIGIBLE COLLATERAL

     A.   Mortgage Collateral(1)

          1.   Aggregate principal amount              $
                                                        -------
               Less:
               Aggregate principal amount              ($       )
               of Mortgage Collateral that               -------
               is not Eligible Collateral

          2.   Aggregate principal amount
               of Mortgage Collateral that
               is Eligible Collateral                  $
                                                        ========
          3.   95% of item 2 above                     $
                                                        ========
          4.   95% of Market Value of
               total Mortgage Collateral
               that is Eligible Collateral             $
                                                        --------
          5.   Lesser of items 3 and 4                 $
                                                        ========
     B.   Cash

          1.   Cash deposited in the Note
               Payment Account representing
               proceeds for the sale of Collateral     $
                                                        ========
- - --------------------

(1) With respect to Non-Conforming Loans (excluding any Mortgage Loans included in the CALPERS Program), (a) the aggregate Collateral Value attributed to Non-Conforming Loans may not exceed 20% of the total Commitments, (b) the aggregate Collateral Value attributed to Non-Conforming Loans in excess of $600,000 each may not exceed 5% of the total Commitments, and (c) the Collateral Value attributed to a single Non-Conforming Loan may not exceed $750,000.

     C.   Treasury Bills

          1.   Cost of Treasury Bills
               pledged to secure the
               Obligations                             $
                                                        -------
          2.   Par value of Treasury Bills
               pledged to secure the
               Obligations                             $
                                                        -------
          3.   Market Value of Treasury
               Bills pledged to secure
               the Obligations                         $
                                                        -------
          4.   Lesser of items 1, 2 & 3                $
                                                        ========
     D.  Other Collateral

          1.   ----------------------                  $
                                                        -------
          2.   ----------------------                  $
                                                        -------
          3.   Total Collateral other than
               Mortgage Collateral, Cash and
               Treasury Bills that qualifies
               as Eligible Collateral                  $
                                                        ========

     TOTAL COLLATERAL VALUE OF ELIGIBLE COLLATERAL:    $
                                                        ========

II.  PRINCIPAL DEBT OUTSTANDING - RATABLE BORROWINGS

     A.   Aggregate outstanding Ratable Borrowings
          funded by Bank One, Texas, N.A.              $
                                                        -------
     B.   Aggregate outstanding Ratable Borrowings
          funded by Texas Commerce Bank
          National Association                         $
                                                        -------
     C.   Aggregate outstanding Ratable Borrowings
          funded by First Bank National
          Association                                  $
                                                        -------
     D.   Aggregate outstanding Ratable Borrowings
          funded by Guaranty Federal Bank              $
                                                        -------
     E.   Total outstanding Ratable Borrowings         $
                                                        -------
III. PRINCIPAL DEBT OUTSTANDING - SWING BORROWINGS

     A.   Aggregate outstanding Swing Borrowings
          funded by Bank One, Texas, N.A.              $
                                                        -------
     B.   Total Outstanding Swing Borrowings           $
                                                        -------

     C.   (1)  Swing Commitment                        $
                                                        -------
          (2)  Aggregate outstanding Swing Borrowings
               (Line B above)                          $
                                                        -------
          (3)  Line (1) minus Line (2)                 $
                                                        -------
IV.  WET BORROWINGS

     A.   (1)  Wet Sublimit                            $
                                                        -------
          (2)  Portion of Ratable Borrowings
               representing Wet Borrowings             $
                                                        -------
          (3)  Portion of Swing Borrowings
               representing Wet Borrowings             $
                                                        -------
          (4)  Total of Line (2) and Line (3)          $
                                                        -------
          (5)  Line (1) minus Line (4)                 $
                                                        -------
V.   COLLATERAL SURPLUS (DEFICIT)

     A.   (1)  Total Collateral Value of
               Eligible Collateral                     $
                                                        -------
          (2)  Total Commitments                       $
                                                        -------
          (3)  Principal Debt                          $
                                                        -------
          (4)  The lesser of Line (1) and
               Line (2) minus Line (3)                 $
                                                        -------
          Collateral Surplus (Deficit)                 $
                                                        -------

                                   BANK ONE, TEXAS, N.A.


                                   By
                                         --------------------------
                                   Name
                                          -------------------------
                                   Title
                                           ------------------------

                      AMENDED SCHEDULE 2 TO EXHIBIT F

                  Collateral Document Transmittal Letter
                              Wet Borrowings


Bank One, Texas, N.A.
Mortgage Finance Collateral Operations
1900 Pacific St., 6th Floor
Dallas, Texas  75201
Attn:  Gloria Sadler

     Re:  Delivery of Collateral Documents

     Pursuant to the terms of that certain Restated Loan and Security Agreement (as renewed, extended, amended, or restated, the "Loan Agreement") dated as of July 8, 1993, between Lomas Mortgage USA, Inc., (the "Company"), certain Lenders (the "Lenders"), Bank One, Texas, N.A., as administrative agent (in that capacity, "Administrative Agent"), and Texas Commerce Bank National Association, as syndication agent (in that capacity, "Syndication Agent," and with Administrative Agent, "Agents"), attached is a description of each Mortgage Loan (including the loan number, borrower name, original mortgage amount, outstanding principal balance, interest rate, type of loan, date of loan, and funding amount) and the other documents required to be delivered to you under the Loan Agreement. The Company agrees to deliver the described documents to Administrative Agent within five Business Days of this letter and hereby grants to Administrative Agent, for the benefit of the Lenders, a first-priority lien in the described documents pursuant to the Loan Agreement.